Restructuring and Related Activities	12 Months Ended
Feb. 24, 2023
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure
21.    RESTRUCTURING ACTIVITIES
In Q4 2023, we implemented a series of restructuring actions, primarily related to the wind down of our customer aviation function in connection with our strategy to reinvent our go-to-market model and create new customer experiences. The restructuring actions included terminations of approximately 23 salaried employees in the Americas segment. We expect to incur approximately $4.4 of restructuring costs in the Americas segment related to these actions, consisting of cash severance payments and other separation-related benefits. In Q4 2023, we recorded $3.6 of restructuring costs in the Americas segment for actions initiated in the quarter. We expect these actions to be completed in Q1 2024.
In Q3 2023, our Board of Directors approved restructuring actions to reduce operational spending across certain functions in response to a decline in order volume and lower-than-expected return-to-office trends in the Americas segment. The restructuring actions included terminations of approximately 130 salaried employees in the Americas segment. In 2023, we incurred $10.9 of restructuring costs related to these actions in the Americas segment, consisting of cash severance payments and other separation-related benefits. These restructuring actions are complete.
In Q4 2022, our Board of Directors approved restructuring actions related to the exit of our technology business in connection with our strategy to shift from offering a portfolio of technology products toward partnering with technology companies to create integrated collaborative solutions. The restructuring actions primarily included involuntary terminations of the majority of salaried employees of the business and the termination of supplier and customer contracts related to the business. We incurred $4.7 in restructuring costs in the Americas segment related to these actions, primarily consisting of cash severance payments and payment of other business exit costs. In 2023, we recorded $1.8 related to employee termination costs, $2.4 related to business exit and other related costs and $0.5 related to the impairment of a right-of-use operating lease asset which was utilized by our technology business. These restructuring actions are complete.
In 2021, we implemented a series of restructuring actions in response to continued order declines in the Americas compared to the prior year and economic uncertainty related to the COVID-19 pandemic. The restructuring actions included early retirements and voluntary and involuntary terminations of approximately 300 salaried employees and approximately 210 hourly employees. We incurred $28.6 in restructuring costs in the Americas segment in connection with these actions during 2021, consisting of cash severance payments and other separation-related benefits. These restructuring actions are complete.
The following table details the changes in the restructuring reserve balance during the years ended February 24, 2023 and February 25, 2022:

	Workforce reductions	Business exit and related costs	Total
Balance as of February 26, 2021	$0.4	$—	$0.4
Payments	(0.4)	—	(0.4)
Balance as of February 25, 2022	$—	$—	$—
Restructuring costs	16.3	2.4	18.7
Payments	(12.3)	(2.4)	(14.7)
Balance as of February 24, 2023	$4.0	$—	$4.0